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                                                                    EXHIBIT 10.2


                                WARRANT AGREEMENT

      THIS WARRANT AGREEMENT (the "Agreement") is entered into as of June 21, 2004 by and among EVERGREEN SOLAR, INC., a Delaware corporation (the "Company") and the Holders ("the Holders") identified on the Schedule of Holders attached hereto as Exhibit A (the "Schedule of Holders").

                                   WITNESSETH

      WHEREAS, pursuant to that certain Stock and Warrant Purchase Agreement dated as of June 16, 2004 by and among the Company and the Holders (the "Purchase Agreement"), the Company has agreed to sell to the Holders, and the Holders have agreed to purchase from the Company, 7,662,835 shares of common stock, par value $0.01 per share, of the Company and warrants to purchase 2,298,851 shares of the Common Stock (the "Warrants"); and

      WHEREAS, the parties hereto desire to enter into this Agreement for the purpose of setting forth certain terms and conditions applicable to the Warrants and certain rights and obligations among the Company and the Holders, as more fully described herein.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      SECTION 1. Definitions. As used in this Agreement, the following capitalized terms shall have the following meanings. Capitalized terms appearing below and not otherwise defined herein shall have the meaning ascribed to them in the Purchase Agreement.

      "Allocation Amount" has the meaning set forth in Section 3(h).

      "Board of Directors" means the Board of Directors of the Company.

      "Business Day" means any day other than a Saturday, Sunday or a day on which commercial banking institutions in New York, New York are authorized or required by law or executive order to be closed.

      "Cap Amount" means 350,000 shares of Common Stock.

      "Cashless Exercise" has the meaning set forth in Section 3(c)(i).

      "Charter" means the Third Amended and Restated Certificate of Incorporation of the Company, as amended or supplemented from time to time.

      "Commission" means the Securities and Exchange Commission.

      "Common Stock" means (a) the common stock, par value $0.01 per share, of the Company, or (b) any other capital stock into which such Common Stock is reclassified or reconstituted.
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      "Common Stock Deemed Outstanding" has the meaning set forth in Section
7(a)(ii).

      "Company Stock Option Plans" means, collectively, the Company's 1994 Stock Option Plan, 2000 Stock Option and Incentive Plan, 2000 Employee Stock Purchase Plan, and any other future equity incentive plans of the Company with similar objectives which shall be duly authorized and adopted by the Board of Directors and the shareholders of the Company.

      "Convertible Securities" means evidences of indebtedness and any other shares of stock or securities of the Company which are directly or indirectly convertible or exchangeable, with or without payment of additional consideration in cash or property, for shares of Common Stock, either immediately or upon the onset of a specified date or the happening of a specified event.

      "Distribution" has the meaning set forth in Section 7(a)(ii).

      "Election to Purchase" has the meaning set forth in Section 3(a).

      "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

      "Exercise Amount" has the meaning set forth in Section 3(a).

      "Exercise Payment" has the meaning set forth in Section 3(a).

      "Exercise Price" has the meaning set forth in Section 2.

      "Expiration Date" means the fifth (5th) anniversary of the date hereof.

      "Fully Diluted" means, with respect to the Common Stock, as of a particular time the total outstanding shares of Common Stock as of such time, determined by treating all outstanding Options (irrespective of whether then vested) as having been exercised and by treating all outstanding Convertible Securities of the Company as having been so converted into Common Stock; provided, however, that with respect to any determination of Fully Diluted Common Stock in connection with an anti-dilution adjustment pursuant to Section 7, if the event giving rise to such adjustment would trigger any anti-dilution rights of such Options or Convertible Securities or otherwise increase the number of shares of Common Stock subject to such Options or into which such Convertible Securities are convertible or exchangeable, the number of shares of Common Stock deemed to be outstanding immediately after such issuance shall include also such increase in the number of shares of Common Stock subject to such Options or into which such Convertible Securities are convertible or exchangeable.

      "Initial Exercise Price" has the meaning set forth in Section 2.

      "Market Price" of any security means the value determined in accordance with the following provisions:

                  (i) if such security is listed on a national securities exchange registered under the Exchange Act, a price equal to the average of the closing sales prices

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      for such security on such exchange for each day during the twenty (20)
      consecutive trading days immediately preceding the date in question; and

                  (ii) if not so listed, and such security is quoted on the Nasdaq National Market, a price equal to the average of the closing bid and asked prices for such security quoted on such system each day during the twenty (20) consecutive trading days immediately preceding the date in question.

      "Options" means all options, warrants and other rights for the purchase or other acquisition of Common Stock or Convertible Securities.

      "Person" means any individual, firm, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof, or other entity of any kind and includes any successor (by merger or otherwise) of such entity.

      "Principal Office" means the Company's principal office as set forth in
Section 9(g) hereof or such other principal office of the Company in the United States of America the address of which first shall have been set forth in a notice to the Holders.

      "Registration Rights Agreement" has the meaning set forth in Section 3(c).

      "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

      "Stock Combination" has the meaning set forth in Section 7(a)(i).

      "Stock Dividend" has the meaning set forth in Section 7(a)(i).

      "Stock Subdivision" has the meaning set forth in Section 7(a)(i).

      "Subsidiary" means, with respect to any Person, any entity of which more than fifty percent (50%) of the outstanding capital stock or other ownership interests having ordinary voting power to elect the board of directors or other managers of such entity is at the time, directly or indirectly, owned by or the management is otherwise controlled by such Person. Unless otherwise qualified, references to "Subsidiary" or "Subsidiaries" herein shall refer to those of the Company.

      "Transaction" has the meaning set forth in Section 7(b).

      "Two-Thirds Interest" has the meaning set forth in Section 7(a)(vi).

      "Warrant Shares" means (a) the fully paid and nonassessable shares of Common Stock issued upon exercise of the Warrants in accordance with the terms and conditions hereunder, and (b) all other shares of the Company's capital stock issued with respect to such shares by way of stock dividend, stock split or other reclassification or in connection with any merger, consolidation, recapitalization or other reorganization affecting the Company's capital stock.


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      SECTION 2. Issuance of Warrants. Pursuant to the Purchase Agreement and
subject to the terms and conditions of this Agreement, the Company hereby issues and delivers to each Holder a Warrant in the form attached hereto as Exhibit B to purchase at an initial price per share equal to $3.335 (the "Initial Exercise Price"), as such price may be adjusted or readjusted from time to time as provided in this Agreement (the "Exercise Price"), that number of Warrant Shares indicated with respect to each such Holder on the Schedule of Holders, as such number may be adjusted or readjusted from time to time as provided in this Agreement.

      SECTION 3. Exercise of Warrants.

            (a) Exercise. At any time on or after December 22, 2004 and before the Expiration Date, each Holder, in accordance with the terms hereof, may exercise its Warrant, in whole or in part (except as to a fractional share), by
(i) delivering such Warrant to the Company during normal business hours on any Business Day at the Company's Principal Office, together with an Election to Purchase in the form attached hereto as Exhibit C (the "Election to Purchase"), duly executed by the Holder, specifying the number of Warrant Shares (without giving effect to any adjustment thereto) to be issued to the Holder as a result of such exercise (the "Exercise Amount"), (ii) surrendering this Warrant to the Company, properly endorsed by the Holder (or if the Warrant has been destroyed, stolen or has otherwise been misplaced, by delivering to the Company an affidavit of loss duly executed by the Holder), and (iii) by tendering payment for the Warrant Shares designated by the Exercise Notice in an amount equal to the product of (A) the Exercise Price and (B) the Exercise Amount (the "Exercise Payment"). If the Expiration Date is not a Business Day, then such Warrant may be exercised on the next succeeding Business Day.

            (b) Payment of Exercise Price. Payment of the Exercise Payment shall be made to the Company in cash or other immediately available funds, or as provided in Section 3(c), or a combination thereof. In the case of payment of all or a portion of the Exercise Payment pursuant to Section 3(c), the direction by the exercising Holder to make a "Cashless Exercise" shall serve as accompanying payment for that portion of the Exercise Price.

            (c) Net Exchange.

                  (i) If at any time after sixty (60) days from the date hereof the Company fails to maintain an effective registration statement with respect to the Warrant Shares pursuant to the terms and conditions of that certain Registration Rights Agreement dated as of the date hereof by and among the Company and the Holders (the "Registration Rights Agreement"), each Holder may, in lieu of exercising or converting any Warrant pursuant to the terms of Section 3(b), elect to exchange such Warrant pursuant to this Section 3(c) (a "Cashless Exercise"), in whole or in part (except as to a fractional share), at any time and from time to time during normal business hours on any Business Day on or prior to the Expiration Date, by
      (i) delivering to the Company an Election to Purchase, duly executed by the Holder, specifying the number of Warrant Shares (without giving effect to any adjustment thereto) to be issued to the Holder as a result of such exchange, and (ii) surrendering such Warrant to the Company, properly endorsed by the Holder (or if Warrant has been destroyed, stolen or has otherwise been misplaced, by delivering to the Company an affidavit of loss duly executed by the

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      Holder), and the Holder shall thereupon be entitled to receive the number of Warrant Shares equal to the product of (A) the number of Warrant Shares issuable upon exercise of such Warrant (or, if only a portion of such Warrant is being exercised, issuable upon the exercise of such portion) for cash, determined as provided in Section 3(b), and (B) a fraction, the numerator of which is the Fair Market Value per share of Common Stock at the time of such exercise minus the Exercise Price in effect at the time of such exercise, and the denominator of which is the Fair Market Value per share of Common Stock at the time of such exercise, such number of shares so issuable upon such exchange to be rounded up or down to the nearest whole number of shares of Common Stock.

                  (ii) The "exchange" of any Warrant pursuant to this Section 3(c) is intended to qualify as a recapitalization within the meaning of
      Section 368(a)(1)(E) of the Code.

                  (iii) For all purposes of any Warrant (other than this Section 3(c)), any reference herein to the "exercise" of such Warrant shall be deemed to include a reference to the exchange of such Warrant into Common Stock in accordance with the terms of this Section 3(c).

            (d) Issuance of Shares of Common Stock. Upon receipt by the Company of the exercising Holder's Warrant at its Principal Office for exercise with respect to the Exercise Amount, and accompanied by payment of the Exercise Payment as aforesaid, such Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that certificates representing such Warrant Shares may not then be actually delivered. As soon as practicable after exercise of such Warrant in accordance with Section 3(a), but in no event later than five (5) Business Days after such exercise, the Company shall at its expense issue and cause to be delivered to, or upon the written order of, such Holder a certificate or certificates for the Exercise Amount, subject to any reduction as provided in Section 3(c), as applicable.

            (e) Fractional Shares. The Company shall not be required to deliver fractions of shares of Common Stock upon exercise of any Warrant. If any fraction of a share of Common Stock would be deliverable upon exercise of a Warrant, the Company may, in lieu of delivering such fraction of a share of Common Stock, make a cash payment to the affected Holder in an amount equal to the proportionate amount of the Fair Market Value Per Share as of the Business Day immediately preceding the date of exercise of such Warrant.

            (f) Partial Exercise. In the event of a partial exercise of any Warrant, the Company shall issue to the affected Holder a Warrant in like form for the unexercised portion thereof following the issuance of a certificate or certificates for Warrant Shares in the amount of the Exercise Amount pursuant to
Section 2(d).

            (g) No Rights or Liabilities as a Stockholder. Except as expressly set forth herein, nothing contained in any Warrant shall be construed as conferring upon any Holder any rights as a stockholder of the Company or as imposing any obligation on such Holder to purchase any securities or as imposing any liabilities on such Holder as a stockholder of the Company, whether such obligation or liabilities are asserted by the Company or creditors of the Company.


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            (h) 19.99% Limitation. Until Stockholder Approval (as defined in the
Purchase Agreement) is obtained, no Holder shall be issued Warrant Shares pursuant to the exercise of such Holder's Warrant in an amount greater than the product of (A) the Cap Amount multiplied by (B) a fraction, the numerator of which is the aggregate number of Warrant Shares to which such Holder would be entitled upon exercise of such Holder's Warrant, and the denominator of which is the sum of (i) the aggregate number of Warrant Shares issued and sold under the Purchase Agreement and (ii) the aggregate number of shares of Common Stock issuable upon the exercise of warrants issued under that certain Warrant Agreement dated as of the date hereof by and between the Company and CRT Capital Group LLC (the "Allocation Amount"). In the event that any Holder shall sell or otherwise transfer any of such Holder's Warrants, the transferring Holder's Allocation Amount shall be allocated between the transferring Holder and transferee Holder pro rata in proportion to the number of Warrant Shares transferred to such transferee and the number of Warrant Shares retained by such transferring Holder.

      SECTION 4. Payment of Taxes. The Company shall pay all stamp taxes attributable to the initial issuance of Warrant Shares or other securities issuable upon the exercise of each Warrant or issuable pursuant to Section 7 hereof, excluding any tax or taxes which may be payable because of the transfer involved in the issuance or delivery of any certificates for shares or other securities in a name other than that of the exercising Holder in respect of which such shares or securities are issued.

      SECTION 5. Replacement Warrant. If any Warrant is mutilated, lost, stolen or destroyed, the Company shall issue and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant, or in lieu of and in substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and representing an equivalent right or interest upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of such Warrant and upon receipt of indemnity reasonably satisfactory to the Company; provided, however, that if the Holder is a financial institution or other institutional investor its own indemnity agreement shall be satisfactory.

      SECTION 6. Covenants of the Company.

            (a) Reservation of Authorized Common Stock. The Company shall at all times reserve and keep available out of the aggregate of its authorized but unissued shares of capital stock , free of preemptive rights, such number of its duly authorized shares of Common Stock, or other stock or securities issuable pursuant to Section 7 hereof, as shall be sufficient to enable the Company at any time to fulfill all of its obligations under this Agreement and the Warrants.

            (b) Affirmative Actions to Permit Exercise and Realization of Benefits. If any shares of Common Stock reserved or to be reserved for the purpose of issuance as Warrant Shares, or any shares or other securities reserved or to be reserved for the purpose of issuance pursuant to Section 7 hereof, require registration with or approval of any governmental authority under any federal or state law, statute, rule, regulation, guideline, order, court or administrative ruling, request or directive, or any rule or regulation of the Nasdaq National Market (whether or not having the force of law and whether or not failure to comply therewith would be unlawful)

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(collectively, a "Regulatory Requirement") before such Warrant Shares or other shares or other securities may be validly issued and delivered upon exercise of any Warrant, then the Company covenants and agrees that it will, at its sole expense, promptly secure such registration or approval, as the case may be.

            (c) Regulatory Requirements and Restrictions. In the event of any reasonable determination by any Holder that, by reason of any Regulatory Requirement, such Holder is effectively restricted or prohibited from holding its Warrant or the related Warrant Shares (including any shares of capital stock or other securities distributable to such Holder in any merger, reorganization, readjustment or other reclassification), or otherwise realize upon or receive the benefits intended under its Warrant, the Company shall, and shall use its reasonable efforts to have its shareholders, take such actions as such Holder may deem reasonably necessary to permit such Holder to comply with such Regulatory Requirement. All costs of taking such action, whether by the Company, the affected Holder or otherwise, shall be borne by the Holder. Such action to be taken may include, without limitation, the Company's authorization of one or more new classes of non-voting or other capital stock for which such Warrant may be exercised, and such modifications and amendments to the Charter, this Agreement, the applicable Warrant or any other documents and instruments related to or executed in connection herewith or with such Warrant as may be deemed reasonably necessary by such Holder. Such Holder shall give written notice to the Company of any such determination and the action or actions it deems necessary to comply with such Regulatory Requirement, which notice and determination shall be conclusive absent manifest error, and the Company shall take all reasonable steps necessary to comply with such determination as expeditiously as possible.

            (d) Validly Issued Shares. The Company covenants and agrees that all shares of Common Stock that may be delivered upon exercise of each Warrant (including those shares deliverable pursuant to Section 7 hereof) shall upon delivery by the Company be duly authorized and validly issued, fully paid and nonassessable, free from all taxes, liens and charges with respect to the issue or delivery thereof and otherwise free of all other security interests, encumbrances and claims of any nature whatsoever.

            (e) Securities Law Reporting Requirements. The Company covenants and agrees that it will comply with the reporting requirements of Sections 13 and 15(d) of the Exchange Act and will comply with all other public information reporting requirements of the Securities and Exchange Commission (including Rule 144 promulgated under the Securities Act) from time to time in effect and relating to the availability of an exemption from the Securities Act for the sale of restricted securities.

            (f) No Impairment. The Company will not, by amendment of its Charter or through any reorganization, recapitalization, transfer of assets, consolidation, merger, share exchange, dissolution or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, including without limitation the adjustments required under
Section 7 hereof, and will at all times in good faith assist in the carrying out of all such terms. Without limiting the generality of the foregoing and notwithstanding any other provision of this Agreement to the contrary (including by way of implication), the Company (a) will not increase the par value of any shares of Common Stock receivable on the exercise of any Warrant above the amount payable therefor on such exercise and (b) will take all such action as


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may be necessary or appropriate so that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock on the exercise of any Warrant. The Company covenants and agrees that it shall not, without the prior written consent of each Holder, enter into or agree to become subject to any term, condition, provision or agreement that would restrict in any material way the performance of the Company's obligations under this Agreement or any Warrant issued hereunder. The Company represents to each Holder that the Company is not subject to or bound by any such term, condition, provision or agreement as of the date hereof.

            (g) Issuances Prior to Stockholder Approval. The Company covenants and agrees that it will not issue or sell, or be deemed to have issued or sold, any securities which would require an adjustment to the Exercise Price pursuant to Section 7(a) prior to the effectiveness of the Stockholder Approval or the receipt of an opinion of counsel reasonably satisfactory to the Company and its counsel that such Stockholder Approval is not required.

      SECTION 7. Adjustments and Notices. The Exercise Price and the number of Warrant Shares issuable upon the exercise of a Warrant shall be subject to adjustment as set forth in this Section 7. No adjustments shall be made under this Section 7 as a result of (i) the issuance of the Warrant Shares upon exercise of any Warrant, or (ii) the issuance of Common Stock as a dividend or other distribution or adjustment with respect to Common Stock issued as set forth in clause (i).

            (a) Adjustments. The Exercise Price and the number of Warrant Shares issuable upon the exercise of each Warrant, after taking into consideration any prior adjustments pursuant to this Section 7, shall be subject to adjustment and readjustment from time to time as follows.

                  (i) Stock Subdivisions and Combinations. In case at any time or from time to time the Company shall:

                              (A) take a record of the holders of its Common
            Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, Common Stock (a "Stock Dividend"),

                              (B) subdivide its outstanding shares of Common
            Stock into a greater number of shares of Common Stock, including without limitation by means of a stock split, stock dividend or otherwise (a "Stock Subdivision"), or

                              (C) combine its outstanding shares of Common Stock
            into a smaller number of shares of Common Stock by mean of a reverse stock split or otherwise (a "Stock Combination"),

      then (1) in the case of a Stock Dividend or a Stock Subdivision, the number of Warrant Shares issuable upon the exercise of such Warrant immediately prior thereto shall be proportionately increased and the Exercise Price in effect immediately prior thereto shall be proportionately decreased, and (2) in the case of a Stock Combination, the number of Warrant Shares issuable upon the Exercise of such Warrant immediately prior thereto shall be proportionately decreased and the Exercise Price in effect immediately prior thereto shall be proportionately increased. In the event the Company shall declare or pay,


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      without consideration, any dividend on the Common Stock payable in any right to acquire Common Stock for no consideration, then the Company shall be deemed to have made a Stock Dividend in an amount of shares equal to the maximum number of shares issuable upon exercise of such rights to acquire Common Stock, and the Exercise Price and the number of Warrant Shares issuable upon the exercise of such Warrant shall be adjusted in accordance with the preceding sentence.

            A reclassification of the Common Stock into shares of Common Stock and shares of any other class of stock shall be deemed a Distribution by the Company to the holders of its Common Stock of such shares of such other class of stock and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such event shall be deemed a Stock Subdivision or Stock Combination, as the case may be, of the outstanding shares of Common Stock within the meaning of Section 7(a)(i) hereof.

                  (ii) Issuance of Common Stock. Except as provided in Section 7(a)(vii) and except in the case of an event described in Section 7(a)(i):

                              (A) if at any time prior to the effectiveness of
            the Shelf Registration Statement (as such term is defined in the Registration Rights Agreement) filed pursuant to the terms and conditions of the Registration Rights Agreement the Company issues or sells, or is, in accordance with this Section 7(a)(ii), deemed to have issued or sold, any shares of Common Stock for a consideration per share less than the Exercise Price in effect immediately prior to such issuance or sale, then, upon such issuance or sale (or deemed issuance or sale), the Exercise Price shall be reduced to the price per share receivable by the Company for such issuance or sale (or deemed issuance or sale), as the case may be; and

                              (B) if at any time or from time to time thereafter
            the Company issues or sells, or is, in accordance with this Section 7(a)(ii), deemed to have issued or sold, any shares of Common Stock for a consideration per share less than the Exercise Price in effect immediately prior to such issuance or sale, then, upon such issuance or sale (or deemed issuance or sale), the Exercise Price shall be reduced to the price determined by dividing (x) the sum of (A) the Common Stock Deemed Outstanding (as defined below) immediately prior to such issuance or sale (or deemed issuance or sale) multiplied by the Exercise Price then in effect and (B) the consideration, if any, received by the Company upon such issuance or sale (or deemed issuance or sale) by (y) the Common Stock Deemed Outstanding immediately after such issuance or sale (or deemed issuance or sale).

      The date as of which the Exercise Price shall be computed shall be the earlier of the date on which the Company shall enter into a firm contract or commitment for the issuance of such additional shares of Common Stock or the date of actual issuance of such additional shares of Common Stock. The provisions of this Section 7(a)(ii) shall not apply to any issuance of additional shares of Common Stock for which an adjustment is otherwise provided under Section 7(a)(i) hereof.


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      For purposes of this Section 7(a)(ii), the term "Common Stock Deemed
Outstanding" shall mean the sum of (A) the number of shares of Common Stock outstanding immediately prior to the date hereof (including for this purpose all shares of Common Stock issuable upon exercise or conversion of all outstanding Options or Convertible Securities), plus (B) the number of shares of Common Stock issued or sold (or deemed issued or sold) after the date hereof, the issuance or sale of which resulted in an adjustment to the Exercise Price pursuant to Section 7(a)(ii) plus (C) the number of shares of Common Stock deemed issued or sold pursuant to Section 7(a)(vi); provided, that Common Stock Deemed Outstanding shall not include (i) the Warrants, (ii) the Warrant Shares issued pursuant to such Warrants, or (iii) shares of capital stock owned or held by or for the account of the Company (except that the disposition of any such shares owned or held by or for the account of the Company shall be considered an issuance or sale of Common Stock for the purpose of this Section 7(a)(ii)).

                  (iii) Issuance of Rights or Options. If the Company, at any time after the date hereof, in any manner, grants (whether directly or by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any Options or Convertible Securities, in each case for consideration per share (determined as provided in this paragraph and in Section 7(a)(viii)) less than the Exercise Price then in effect, whether or not such Options or Convertible Securities are immediately exercisable, convertible, or exchangeable, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options, or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon exercise of such Options, shall be deemed to have been issued as of the date of granting of such Options, at a price per share equal to the amount determined by dividing
      (A) the total amount, if any, received or receivable by the Company as consideration for the issuance of such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus, in the case of such Options that relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issuance or sale of such Convertible Securities and upon the conversion or exchange of Convertible Securities, by (B) the total maximum number of shares of Common Stock deemed to have been so issued. Except as otherwise provided in Section 7(a)(vi), no adjustment of the Exercise Price shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities.

                  (iv) Issuance of Convertible Securities. If the Company, at any time after the date hereof, in any manner, issues or sells any Convertible Securities for consideration per share (determined as provided in this paragraph and in Section 7(a)(vi))) less than the Exercise Price then in effect, whether or not the right to exchange or convert any such Convertible Securities is immediately exercisable, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued as of the date of the issuance or sale of such Convertible Securities, at a price per share equal to the amount determined by dividing (A) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company

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
      upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock deemed to have been so issued; provided, however, that (1) except as otherwise provided in Section 7(a)(v), no adjustment of the Exercise Price shall be made upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities and (2) if any such issuance or sale of such Convertible Securities is made upon exercise of any Options to purchase any such Convertible Securities, no further adjustment of the Exercise Price shall be made by reason of such issuance or sale.

                  (v) Change in Option Price or Conversion Rate; Termination of Options or Convertible Securities. If a change occurs in (A) the maximum number of shares of Common Stock issuable in connection with any Option referred to in Section 7(a)(iii) or any Convertible Securities referred to in Section 7(a)(iii) or (iv), (B) the purchase price provided for in any Option referred to in Section 7(a)(iii), (C) the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in Section 7(a)(iii) or (iv), or (D) the rate at which Convertible Securities referred to in Section 7(a)(iii) or (iv) are convertible into or exchangeable for Common Stock (in each case, other than in connection with an event described in Section 7(a)(viii)), then the Exercise Price in effect at the time of such event shall be readjusted to the Exercise Price that would have been in effect at such time had such Options or Convertible Securities that remain outstanding provided for such changed maximum number of shares, purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold, but only if as a result of such adjustment the Exercise Price then in effect is thereby reduced. Upon the termination of any such Option or any such right to convert or exchange such Convertible Securities, the Exercise Price then in effect hereunder shall be increased to the Exercise Price that would have been in effect at the time of such termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such termination (i.e., to the extent that fewer than the number of shares of Common Stock deemed to have been issued in connection with such Option or Convertible Securities were actually issued), never been issued or been issued at such higher price, as the case may be.

                  (vi) Consideration for Stock. In case any shares of Common Stock are issued or sold, or deemed issued or sold, for cash, the consideration received therefor shall be deemed to be the amount received or to be received by the Company therefor (determined with respect to deemed issuances and sales in connection with Options and Convertible Securities in accordance with clause (A) of Section 7(a)(iii) or Section 7(a)(iv), as applicable) determined in the manner set forth below in this
      Section 7(a)(vi). If any shares of Common Stock are issued or sold, or deemed issued or sold, for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration received or to be received by the Company (determined with respect to deemed issuances and sales in connection with Options and Convertible Securities in accordance with clause (A) of Section 7(a)(iii) or Section 7(a)(iv), as appropriate) as determined in good faith by the Board of Directors and Holders holding Warrants representing at least 66-2/3 % of the Warrant Shares issuable upon exercise of all outstanding Warrants (a "Two Thirds Interest"). If any Options are issued in connection with the issuance and sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors and a Two-Thirds Interest; provided that if the Company and a Two-Thirds Interest are unable to reach agreement as to the value of such consideration, then the value thereof will be determined by an independent appraisal by a mutually agreed to investment banker, the fees of which shall be paid by the Company.

                  (vii) Other Issuances or Sales; Indeterminable Amounts. In calculating any adjustment to the Exercise Price pursuant to this Section 7(a): (A) any shares of Common Stock, Options or Convertible Securities issued or sold (or deemed issued or sold pursuant to Section 7(a)(iii) or Section 7(a)(iv)) after the date hereof and prior to the effective date of such adjustment, the issuance or sale (or deemed issuance or sale) of which did not result in any adjustment to the Exercise Price under this
      Section 7(a), shall be deemed to have been issued or sold as part of the issuance or sale (or deemed issuance or sale) giving rise to such adjustment for the same consideration per share as the Company received in the issuance or sale (or deemed issuance or sale) giving rise to such adjustment, and (B) any Options or Convertible Securities that provide, as of the effective date of such adjustment, for the issuance upon exercise or conversion thereof of an indeterminable number of shares of Common Stock shall (together with the shares of Common Stock issuable upon exercise or conversion thereof) be disregarded for purposes of the calculation of Common Stock Deemed Outstanding; provided, that at such time as a number of shares of Common Stock issuable upon exercise or conversion of such Options or Convertible Securities becomes determinable, then the Exercise Price shall be adjusted as provided in Section 7(a)(v).

                  (viii) Certain Issues of Common Stock Excepted. Notwithstanding anything herein to the contrary, no adjustment to the Exercise Price shall be made in the case of an issuance from and after the date hereof of (i) shares of Common Stock upon exercise of the Warrants;
      (ii) shares of Common Stock upon exercise of any warrants outstanding as of the date hereof; or (iii) shares of Common Stock or options or other rights therefor to directors, officers, employees or consultants of the Company in connection with their service as directors of the Company, their employment by the Company or their retention as consultants by the Company, in each case authorized by the Board of Directors and issued pursuant to the Company Stock Option Plans.

                  (ix) Miscellaneous. The adjustments required by the preceding paragraphs of this Section 7(a) shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that no adjustment to the number of Warrant Shares issuable upon the exercise of each Warrant that would otherwise be required shall be made (except in the case of a Stock Dividend, Stock Subdivision or Stock Combination, as provided for in Section 7(a)(i) hereof) unless and until such adjustment either by itself or with other adjustments not previously made adds or subtracts at least one half of one share to or from the number of Warrant Shares issuable upon the exercise of such Warrant immediately prior to the making of such adjustment, or adds or subtracts at least one cent to or from the Exercise Price immediately prior to the making of such adjustment. Any adjustment to the number of Warrant Shares issuable upon the exercise of such Warrant or to the Exercise Price representing a change of less than such minimum amount (except as aforesaid) shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 7(a) and not previously made, would result in a minimum adjustment. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

            (b) Reorganization, Merger, etc.. In case at any time the Company shall initiate any transaction or be a party to any transaction (including, without limitation, a merger, consolidation, share exchange, sale, lease or other disposition of all or substantially all of the Company's assets, liquidation, recapitalization or reclassification of the Common Stock) in connection with which the Common Stock shall be changed into or exchanged for different securities of the Company or capital stock or other securities of another corporation or interests in a non-corporate entity or other property (including cash) or any combination of the foregoing (each such transaction being herein called a "Transaction"), then, as a condition of the consummation of such Transaction, lawful, enforceable and adequate provision shall be made so that each Holder shall be entitled to elect by written notice to the Company to receive (i) a new warrant in form and substance similar to, and in exchange for, its Warrant(s) to purchase all or a portion of such securities or other property, or (ii) upon exercise of its Warrant(s) at any time on or after the consummation of the Transaction, in lieu of the shares of Common Stock issuable upon such exercise prior to such consummation, the securities or other property (including cash) to which such Holder would have been entitled upon consummation of the Transaction if such Holder had exercised its Warrant(s) immediately prior thereto (subject to adjustments from and after the consummation date as nearly equivalent as possible to the adjustments provided for in this Section 7). The Company will not effect any Transaction unless prior to the consummation thereof each corporation or other entity (other than the Company) which may be required to deliver any new warrant, securities or other property as provided herein shall assume, by written instrument delivered to such Holder, the obligation to deliver to such Holder such new warrant, securities or other property as in accordance with the foregoing provisions such Holder may be entitled to receive, and such corporation or entity shall have similarly delivered to such Holder prior to the effectiveness of the Transaction an opinion of counsel for such corporation or entity, reasonably satisfactory in form and substance to such Holder, which opinion shall state that all of the terms of the new warrant or the original Warrant shall be enforceable against the Company and such corporation or entity in accordance with the terms hereof and thereof, together with such other matters as such Holder may reasonably request. The foregoing provisions of this Section 7(b) shall similarly apply to successive Transactions.

            (c) Other Action Affecting Common Stock. In case at any time or from time to time the Company shall take any action of the type contemplated in
Section 7(a) or (b) hereof but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then, unless in the reasonable opinion of the Board of Directors such action will not have a material adverse effect upon the rights of any Holder (taking into consideration, if necessary, any prior actions which the Board of Directors deemed not to materially adversely affect the rights of any Holder), the number of Warrant Shares issuable upon the exercise of such Warrant shall be adjusted in such manner and at such time as the Board of Directors may in good faith determine to be equitable in the circumstances.

            (d) Notices.

                  (i) Notice of Proposed Actions. In case the Company shall propose (A) to pay any dividend payable in stock of any class to the holders of its Common Stock or to make any other distribution to the holders of its Common Stock, (B) to offer to the holders of its Common Stock rights to subscribe for or to purchase any Convertible Securities or additional shares of Common Stock or shares of stock of any class or any other securities or Options (other than Options issued pursuant to the Company Stock Option Plans), (C) to effect any reclassification of its Common Stock, (D) to effect any recapitalization, stock subdivision, stock combination or other capital reorganization, (E) to effect any consolidation or merger, share exchange, or sale, lease or other disposition of all or substantially all of its property, assets or business or (F) to effect the liquidation, dissolution or winding up of the Company, then in each such case the Company shall give to each Holder written notice of such proposed action, which written notice shall specify the record date for the purposes of such stock dividend, distribution or rights, or the date on which such reclassification, reorganization, consolidation, merger, share exchange, sale, transfer, disposition, liquidation, dissolution or winding up is to take place and the date of participation therein by the holders of Common Stock, if any such date is to be fixed, or the date on which the transfer of Common Stock is to occur, and shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action on the Common Stock and on the number of Warrant Shares issuable upon the exercise of each Warrant after giving effect to any adjustment which will be required as a result of such action. Such notice shall be so given in the case of any action covered by clause (A) above at least thirty (30) days prior to the record date for determining holders of the Common Stock for purposes of such action and, in the case of any other such action, at least thirty (30) days prior to the earlier of the date of the taking of such proposed action or the date of participation therein by the holders of Common Stock.

                  (ii) Adjustment Notice. Whenever the number of Warrant Shares is to be adjusted pursuant to this Section 7, the Company shall forthwith obtain a certificate signed by the chief financial officer of the Company, setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment is to be calculated. The certificate shall set forth, if applicable, a description of the basis on which the Board of Directors determined, as applicable, the Fair Market Value Per Share, the fair market value (determined by the Board of Directors in good faith) of any evidences of indebtedness, shares of stock, other securities, warrants, other subscription or purchase rights, or other property or the equitable nature of any adjustment under Section 7(b) or (c) hereof, the new number of Warrant Shares issuable upon the exercise of each Warrant and, if applicable, any new securities or property to which each respective Holder is entitled. The Company shall promptly cause a copy of such certificate to be delivered to each Holder within the time period set forth in the definition of Fair Market Value Per Share and each Holder may object thereto. The Company shall keep at its Principal Office copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by any Holder or any prospective purchaser of a Warrant (in whole or in part) if so designated by a Holder.

            (e) No Change in Warrant Terms on Adjustment. Irrespective of any adjustment in the Exercise Price and/or the number of Warrant Shares, each Warrant may continue to express the same Exercise Price and number of Warrant Shares as are stated therein and such Exercise Price and number of Warrant Shares issuable upon the conversion thereof shall be deemed to have been automatically so adjusted.

      SECTION 8. Transfers of Warrants.

            (a) Transfer and Exchanges. The Company shall initially record each Warrant on a register to be maintained by the Company with its other stock books and, subject to Section 8(b) hereof, from time to time thereafter shall transfer each Warrant on such register when such Warrant is: (i) surrendered by the Holder to the Company for transfer in accordance with the terms hereof, (ii) properly endorsed by the Holder and accompanied by appropriate instructions, and
(iii) accompanied by payment in cash or by check, bank draft or money order payable to the order of the Company, in United States currency, of an amount equal to any stamp or other tax or governmental charge or fee required to be paid in connection with the transfer thereof. Upon any such transfer, a new Warrant or Warrants shall be issued to the transferee or transferees and, in the event that such Warrant is only partially transferred, to the affected Holder, and the surrendered Warrant shall be canceled. Each such transferee shall succeed to all of the rights of the transferring Holder under this Agreement or in the event that such Warrant is only partially transferred, the transferring Holder and such transferee shall, simultaneously, hold rights hereunder in proportion to the portions of the Warrant transferred and retained, respectively.

            (b) Transfers Subject to Securities Laws; Stockholders Agreement. Subject to the restrictions set forth in this Section 8, each Holder may at any time and from time to time freely transfer its Warrant and Warrant Shares in whole or in part. No Warrant has been, and the Warrant Shares at the time of their issuance may not be, registered under the Securities Act, and, except as provided in the Registration Rights Agreement, nothing herein contained shall be deemed to require the Company to so register any Warrant or Warrant Shares. The Warrants and the Warrant Shares are issued subject to the terms and conditions contained herein and in the Purchase Agreement, and every Holder (and any transferee or transferees of such Holder) by accepting any Warrant agrees to be bound by such provisions and conditions and represents to the Company that such Warrant has been acquired, and the Warrant Shares will be acquired, for the account of such Holder for investment and not with a view to or for sale in connection with any distribution thereof. Each certificate representing Warrant Shares issued to a Holder upon exercise of a Warrant and each certificate representing Warrant Shares issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the form as follows:

      THIS WARRANT TO PURCHASE COMMON STOCK AND THE SHARES OF COMMON STOCK THAT MAY BE PURCHASED HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT (1) PURSUANT TO A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER THE

      SECURITIES ACT OR TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES AND (2) IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

      SECTION 9. Miscellaneous Injunctive Relief. On the occurrence of any breach of this Agreement or any Warrant, each Holder may, at its option, and in addition to all other remedies it may have otherwise or under applicable law,
(i) at the Company's expense, elect to have the Warrant Shares issuable upon the exercise of such Warrant fully and completely recomputed, subject to adjustment as provided herein, in order to remove and remedy any prejudice which has been or might have been caused to it by such breach, including, without limitation, rescinding and annulling any or all exercises of any Warrant, and waivers or agreements made subsequent to such breach; and (ii) bring any action for injunctive relief or specific performance of any term or covenant contained herein or in any Warrant, the Company hereby acknowledging that an action for money damages may not be adequate to protect the interests of the Holders hereunder.

            (b) Survival of Provisions. Notwithstanding the full exercise by any Holder of its Warrant(s), the provisions of this Agreement and each Warrant shall survive such exercise.

            (c) Delays, Omissions and Indulgences. No delay or omission to exercise any right, power or remedy accruing to any Holder upon any breach or default of the Company hereunder or under any Warrant shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring.

            (d) Amendment and Waiver. Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure of the Company from the terms of any provision of this Agreement, shall be effective (a) only if it is made or given in writing and signed by the Company and each Holder affected by such amendment, and (b) only in the specific instance and for the specific purpose for which made or given. Any amendment, supplement, modification or waiver of or to any provision of this Agreement with respect to an individual Holder shall apply only to such Holder and shall not constitute an amendment, supplement, modification or waiver with respect to any other Holder hereunder.

            (e) Rights of Transferees. The rights granted to the Holders hereunder and under each Warrant shall pass to and inure to the benefit of all subsequent transferees of all or any portion of a Warrant (provided that each Holder and any transferee shall hold such rights in proportion to the amount of such Warrant held by each party) until extinguished pursuant to the terms hereof.

            (f) Section Headings. The titles and captions of the sections, subsections and other provisions hereof are for convenience of reference only and are not to be considered in construing this Agreement.

            (g) Notices. All notices and other communications provided for hereunder shall be in writing and personally delivered, delivered by nationally-recognized overnight courier, mailed, or sent by facsimile, if to the Company or any Holder, to:

                  (i) if to the Company,

                      Evergreen Solar, Inc.
                      259 Cedar Hill Street
                      Marlboro, Massachusetts  01752
                      Attention: Richard G. Chleboski, Chief Financial Officer,
                                 Vice President, Treasurer and Secretary
                      Fax: (508) 357-2279

                  (ii) if to any Holder, to the address shown for such Holder on the Schedule or Purchasers attached as Exhibit A to the Purchase Agreement, marked for attention as there indicated.

or to such other address as the party to whom notice is to be given may have furnished to the other in writing in accordance with the provisions of this
Section 9(g). Any such notice or communication will be deemed to have been received: (A) in the case of telecopy or personal delivery, on the date of such delivery; (B) in the case of nationally-recognized overnight courier, on the next business day after the date sent; and (C) if by registered or certified mail, on the third business day following the date postmarked.

            (h) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided that the Company shall have no right to assign its rights, or to delegate its obligations, hereunder without the prior written consent of each Holder, except pursuant to a Transaction in which the surviving entity agrees in writing to assume all of the covenants, liabilities and obligations of the Company hereunder.

            (i) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

            (j) Governing Law. This Agreement shall be deemed to be a contract made under, and shall be construed in accordance with, the laws of the Delaware, without giving effect to conflict of laws principles thereof.

            (k) Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which when so executed and delivered shall be taken to be an original; but such counterparts shall together constitute but one and the same document.

                            [SIGNATURE PAGES FOLLOW]

      IN WITNESS WHEREOF, each party hereto has caused this Agreement to be duly executed as of the date first above written.

                                         THE COMPANY:


                                         EVERGREEN SOLAR, INC.


                                         By: /s/ Richard M. Feldt
                                             -----------------------------------
                                             Name:  Richard M. Feldt
                                             Title: Chief Executive Officer and
                                                    President


                                         THE HOLDERS:


                                         LOEB PARTNERS CORPORATION,
                                         on behalf of its affiliated entities

                                         By:      /s/ Robert Grubin
                                                  -----------------
                                                  Name: Robert Grubin
                                                  Title: Vice-President

                                         LB I GROUP INC.

                                         By:      /s/ Fred E. Steinberg
                                                  ---------------------
                                                  Name: Fred E. Steinberg
                                                  Title: Vice-President

                                         ALEXANDRA GLOBAL MASTER FUND LTD.

                                         By:      /s/ Mikhail Filimonov
                                                  ---------------------
                                                  Name: Mikhail Filimonov
                                                  Title: Chairman

                                         OMICRON MASTER TRUST

                                         By:      Omicron Capital L.P., as
                                                  advisor
                                         By:      Omicron Capital Inc., its
                                                  general partner

                                         By:      /s/ Olivier Morali
                                                  ------------------
                                                  Name: Olivier Morali
                                                  Title: President

                                         SF CAPITAL PARTNERS LTD.

                                         By:      /s/ Michael A. Roth
                                                  -------------------
                                                  Name: Michael A. Roth
                                                  Title: Authorized Signatory

                                         GRACE BROTHERS, LTD

                                         By:      /s/ Bradford T. Whitmore
                                                  ------------------------
                                                  Name: Bradford T. Whitmore
                                                  Title: General Partner

                                         CRT CAPITAL GROUP LLC

                                         By:      /s/ Michael Vaughn
                                                  ------------------
                                                  Name: Michael Vaughn
                                                  Title: Managing Member

                                         TRUK OPPORTUNITY FUND, LLC

                                         By:      Atoll Asset Management, LLC

                                         By:      /s/ Michael E. Fein
                                                  -------------------
                                                  Name: Michael E. Fein
                                                  Title: Principal

                                         TRUK INTERNATIONAL FUND, LP

                                         By:      Atoll Asset Management, LLC

                                         By:      /s/ Michael E. Fein
                                                  -------------------
                                                  Name: Michael E. Fein
                                                  Title: Principal

                                         PORTSIDE GROWTH AND
                                         OPPORTUNITY FUND

                                         By:      /s/ Jeff Smith
                                                  --------------
                                                  Name: Jeff Smith
                                                  Title: Authorized Signatory

                                         MORGAN STANLEY AND CO.
                                         INTERNATIONAL LIMITED

                                         By:      /s/ Lars Lemonius
                                                  -----------------
                                                  Name: Lars Lemonius
                                                  Title: Authorized Signatory

                                         DOUBLE BLACK DIAMOND
                                         OFFSHORE LDC

                                         By:      Carlson Capital, L.P., its
                                                  investment advisor

                                         By:      Asgard Investment Corp., its
                                                  general partner

                                         By:      /s/ Clint D. Carlson
                                                  --------------------
                                                  Name: Clint D. Carlson
                                                  Title: President

                                         BLACKMORE PARTNERS LP

                                         By:      Amjac Capital Management, its
                                                  general partner

                                         By:      /s/ Jeffrey W. Priest
                                                  ---------------------
                                                  Name: Jeffrey W. Priest
                                                  Title: Managing Member

                                         BLACKMORE WALLACE PARTNERS LP

                                         By:      Amjac Capital Management, its
                                                  general partner

                                         By:      /s/ Jeffrey W. Priest
                                                  ---------------------
                                                  Name: Jeffrey W. Priest
                                                  Title: Managing Member

                                         BLACKMORE OFFSHORE FUND, LTD.

                                         By:      /s/ Jeffrey W. Priest
                                                  ---------------------
                                                  Name: Jeffrey W. Priest
                                                  Title: Portfolio Manager/
                                                         Investment Advisor

                                    EXHIBIT A

                               SCHEDULE OF HOLDERS

NAME:                                                  NUMBER OF WARRANT SHARES:
-----                                                  -------------------------
Loeb Partners Corporation                              287,356

LB I Group Inc.                                        574,713

Alexandra Global Master Fund Ltd.                      114,943

Omicron Master Trust                                   57,471

SF Capital Partners Ltd.                               172,414

Grace Brothers LTD                                     344,828

CRT Capital Group LLC                                  412,240

Truk Opportunity Fund, LLC                             41,850

Truk International Fund, LP                            3,150

Portside Opportunity and Growth Fund                   114,943

Morgan Stanley and Co. International Limited           114,943

Double Black Diamond Offshore LDC                      13,200

Blackmore Partners LP                                  6,900

Blackmore Wallace Partners, LP                         19,200

Blackmore Offshore Fund, Ltd.                          20,700

                             Total:                    2,298,851

                                    EXHIBIT B

                                 FORM OF WARRANT

                  THIS COMMON STOCK PURCHASE WARRANT AND THE SHARES OF COMMON STOCK THAT MAY BE PURCHASED HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT
                  (1) PURSUANT TO A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER THE SECURITIES ACT OR TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES AND (2) IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

                              EVERGREEN SOLAR, INC.

                          COMMON STOCK PURCHASE WARRANT

                                  Number _____

      THIS IS TO CERTIFY that [______________] and its transferees, successors and assigns (the "Holder"), for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, is entitled to purchase from EVERGREEN SOLAR, INC., a Delaware corporation (the "Company"), at a price per share equal to the Exercise Price, [______] fully paid and nonassessable shares of the common stock, par value $0.01 per share, of the Company (the "Common Stock"), subject to the terms and conditions of the Warrant Agreement, as amended, supplemented or modified from time to time (the "Warrant Agreement"), dated as of the date hereof, between the Company and the other parties thereto. The Exercise Price and the number of shares of Common Stock subject to this Warrant are subject to adjustment and readjustment from time to time as set forth in Section 7 of the Warrant Agreement. Capitalized terms used herein shall have the meanings ascribed to such terms in the Warrant Agreement.

      Payment of the Exercise Price may be made as set forth in Section 3 of the Warrant Agreement.

      If this Warrant is not exercised on or before 5:00 p.m. Eastern time on the Expiration Date, this Warrant shall become void and all rights hereunder shall cease as of such time, except as provided in the Warrant Agreement.

      This Warrant is one of the Warrants issued pursuant to the Warrant Agreement and is subject to, and entitled to the benefits of, all of the terms, provisions and conditions of the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference herein and made a part hereof. This Warrant may not be amended except as set forth in the Warrant Agreement. The Warrant Agreement sets forth a full description of the rights, limitations of rights, obligations, duties and immunities of the Company and the Holder with respect to this Warrant. Copies of the Warrant Agreement are on file at the Principal Office of the Company.

      IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its name by its president and attested by its secretary, as of the 21st day of June, 2004.

                                          EVERGREEN SOLAR, INC.



                                          By:___________________________________
                                          Name:_________________________________
                                          Title:________________________________

ATTEST:

By:___________________________
Name:_________________________
Title:   Secretary

[CORPORATE SEAL]


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                                    EXHIBIT C

                           FORM OF NOTICE OF EXERCISE

To:   Evergreen Solar, Inc.


      1. The undersigned, pursuant to the provisions of the attached Warrant, hereby elects to exercise such Warrant with respect to ________ shares of Common Stock (the "Exercise Amount"). Capitalized terms used but not otherwise defined herein have the meanings ascribed thereto in the attached Warrant.

      2. The undersigned herewith tenders payment for such shares in the following manner (please check type, or types, of payment and indicate the portion of the Exercise Price to be paid by each type of payment):

          ____   Exercise for Cash

          ____   Cashless Exercise

      3. Please issue a certificate or certificates representing the shares issuable in respect hereof under the terms of the attached Warrant, as follows:


       _________________________________________________________________
                       (Name of Record Holder/Transferee)



and deliver such certificate or certificates to the following address:


       _________________________________________________________________

       _________________________________________________________________

       _________________________________________________________________

       _________________________________________________________________
                      (Address of Record Holder/Transferee)

      4. The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection

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
with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

      5. If the Exercise Amount is less than all of the shares of Common Stock purchasable hereunder, please issue a new warrant representing the remaining balance of such shares, as follows:


       _________________________________________________________________
                       (Name of Record Holder/Transferee)

and deliver such warrant to the following address:

       _________________________________________________________________

       _________________________________________________________________

       _________________________________________________________________
                      (Address of Record Holder/Transferee)

      In witness whereof, the undersigned Holder has caused this Notice of Exercise to be executed as of this _____ day of __________, ______.



                                      __________________________________________
                                      (Name of Holder)



                                      By:_______________________________________


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